Exhibit 10.03

AMENDMENT NO. 2 TO MEMBERSHIP INTEREST PURCHASE AGREEMENT
AMENDMENT NO. 2, dated as of March 30, 2018 (this "Amendment"), to the Membership Interest Purchase Agreement, dated as of June 9, 2017, as amended (the "Agreement"), by and among Eventbrite, Inc., a Delaware corporation ("Buyer"), Pandora Media, Inc., a Delaware corporation ("Seller") and Ticketfly, LLC, a Delaware limited liability company (the "Company").
RECITALS
WHEREAS, Buyer, Seller and the Company have entered into the Agreement;
WHEREAS, Buyer and Seller are, concurrently with the execution hereof, cancelling the Note (as defined in the Agreement) in exchange for a payment by Buyer to Seller and the amendments to the Agreement as provided herein; and
WHEREAS, Buyer, Seller and the Company desire to amend the Agreement accordingly, in accordance with Section 10.5 thereof.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE I
1.1    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
ARTICLE II
2.1    Amendment to Section 1.4(h). The first sentence of Section 1.4(h) of the Agreement is hereby deleted.
2.2    Amendment to Section 1.5. Section 1.5 ("Severance") of the Agreement is hereby deleted and the title changed to "[Reserved]". Neither Buyer nor Seller shall have any obligations under Section 1.5 before, on or after the date of this Amendment.
2.3    Amendment to Section 6.15. The parties agree and acknowledge that any and all rights of Seller set forth in Section 6.15 of the Agreement are hereby extinguished and terminated; provided, that, the obligations of Seller and its representatives set forth in Section 6.15 shall continue.
2.4    Amendment to Section 9.5. Section 9.5 of the Agreement is hereby amended such that in each instance where the Agreement requires or permits the principal or any other part of the Note to be reduced by an amount, the Agreement shall instead be deemed to require that such amount be paid immediately by Seller to Buyer in cash.
ARTICLE III
3.1    Authorization. Each party hereto represents to the other that (i) such party has all requisite power and authority to execute and deliver this Amendment, including, in the case of Buyer, authority to execute and deliver this Agreement on behalf of the Company as its sole member; and (ii) this Amendment has been duly and validly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject only to the effect, if any, of (i) applicable bankruptcy and other similar Applicable Law affecting the rights of creditors generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.
3.2    Amended Agreement. This Amendment constitutes an amendment to the Agreement in accordance with Section 10.5 thereof and shall be read and construed with the Agreement as one instrument. Except as expressly amended hereby, the Agreement shall remain in full force and effect, and the parties hereby ratify, confirm and adopt the Agreement, as amended hereby.
3.3    Amendments and Waivers. Subject to Applicable Law, the parties hereto may amend this Amendment by authorized action at any time pursuant to an instrument in writing signed on behalf of each of the parties hereto.
3.4    Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this Agreement with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, Buyer, Seller and the Company have caused this Amendment to the Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

BUYER:

Eventbrite, Inc.

By: /s/ Geoffrey Befumo
Name:    Geoffrey Befumo
Title:     Chief Financial Officer

SELLER:

Pandora Media, Inc.

By: /s/ Jeremy Liegl
Name:    Jeremy Liegl
Title:     Assistant Secretary

THE COMPANY:

Ticketfly, LLC

By: its sole member,
Eventbrite, Inc.

By: /s/ Geoffrey Befumo
Name:    Geoffrey Befumo
Title:     Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO MEMBERSHIP INTEREST PURCHASE AGREEMENT]